U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  February 3, 1997
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          LINDSEY TECHNOLOGIES, INC. (formerly L.M. CAPITAL, INC.)
          --------------------------------------------------------
           (Exact name of registrant as specified in its charter)


   Colorado                                               84-1121635
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(State or other jurisdiction                         (IRS Employer
  of incorporation)                                   Identification No.)


                      3025 South Parker Road, Suite 109
                           Aurora, Colorado  80014
                      ---------------------------------
                   (Address of principal executive offices)


Issuer's telephone number, including area code:   (303)306-1988
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Item 4.  Changes in Registrant's Certifying Accountants

Whereas the Registrant reported a change of accountant in Item 8 of its Form 10-KSB for the period ended June 30, 1996, enclosed herewith is the previous accountant's response letter.


Item 7. Financial Statements and Exhibits

        -- Exhibit 16:  Letter On Change In Certifying Accountant

                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

                                        LINDSEY TECHNOLOGIES, INC.
                                        (formerly L.M. CAPITAL, INC.)
                                        -----------------------------
                                               (Registrant)


Date:  February 4, 1997                        Lionel Mauclaire
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                                                (Signature)
                                         Lionel Mauclaire, President